UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 22, 2006
Volkswagen Dealer Finance, LLC
Volkswagen Credit Auto Master Owner Trust
(Exact Name of Registrant as Specified in Charter)

Delaware	333-125416	38-3528063
	333-125416-01	13-7255034

(State or other jurisdiction of Incorporation)	(Commission File Number)	(Registrants’ IRS Employer Id. Nos.)
3800 Hamlin Road, Auburn Hills, Michigan 48326
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (248) 340-6550
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
__________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
Item 9.01. Financial Statements, and Exhibits,
Exhibit Index
VCAMOT 2005-1 Servicer Certificate for the Month Ended 04/29/06

Item 8.01. Other Events
          On May 22, 2006, JPMorgan Chase Bank, as indenture trustee, made the monthly payment to the noteholders, as indicated in the Servicer Certificate relating to Volkswagen Credit Auto Master Owner Trust, Series 2005-1. A copy of this Servicer Certificate, which relates to the May 22, 2006 monthly payment and the Collection Period ended April 29, 2006, provided to JPMorgan Chase Bank, as indentured trustee, is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
Item 9.01.     Financial Statements, and Exhibits,

(a)	Not applicable.
(b)	Not applicable.
(c)	Not applicable.
(d)	Exhibits

Exhibit 99.1	Volkswagen Credit Auto Master Owner Trust Filed 2005-1 Servicer Certificate for the month ended April 29, 2006 provided to JPMorgan Chase Bank, as indenture trustee. (Filed with this report.)
          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Volkswagen Credit Auto Master Owner Trust
By:	Volkswagen Dealer Finance, LLC

By: /s/ Timothy J. Flaherty Timothy J. Flaherty

Exhibit Index

Exhibit no.	Description of Exhibit

Exhibit 99.1	Volkswagen Credit Auto Master Owner Trust Filed 2005-1 Servicer Certificate for the month ended April 29, 2006 provided to JPMorgan Chase Bank, as indenture trustee. (Filed with this report.)